UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 13, 2022 (June 10, 2022)

BIOTECH ACQUISITION COMPANY

(Exact name of registrant as specified in its charter)

Cayman Islands	001-39935	N/A
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

545 West 25th Street, 20th Floor

New York, New York 10001

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (212) 227-1905

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Units, each consisting of one Class A ordinary share, $0.0001 par value, and one-half of one redeemable warrant	BIOTU	The Nasdaq Stock Market LLC
Class A ordinary shares included as part of the units	BIOT	The Nasdaq Stock Market LLC
Redeemable warrants included as part of the units	BIOTW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement

The information set forth in Item 1.02 below is hereby incorporated by reference into this Item 1.01.

Item 1.02 Termination of a Material Definitive Agreement.

As previously disclosed, on November 8, 2021, Biotech Acquisition Company, a special purpose acquisition company organized under the laws of the Cayman Islands (“BAC”), entered into a definitive Agreement and Plan of Merger, as amended on May 17, 2022 (the “Merger Agreement”) with Blade Therapeutics, Inc., a Delaware corporation (“Blade”), Blade Merger Subsidiary, Inc., a Delaware corporation and a wholly-owned subsidiary of BAC (“Blade Merger Sub”), Biotech Sponsor LLC, a Delaware limited liability company, in the capacity as the representative from and after the consummation of the transactions contemplated by the Merger Agreement (the “Closing”) of the stockholders of BAC as of immediately prior to the Closing and their successors and assignees (in such capacity, the “BAC Representative”), and Jean-Frédéric Viret in the capacity as the representative of the Earnout Participants (as defined in the Merger Agreement) from and after the Closing (in such capacity, the “Blade Representative”). In connection with the transactions contemplated by the Merger Agreement, BAC also entered into certain subscription agreements with certain investors on November 8, 2021 (the “Subscription Agreements”).

On June 10, 2022, pursuant to Section 10.01(a) of the Merger Agreement, BAC, Blade, Blade Merger Sub, BAC Representative and Blade Representative entered into a Termination and Release Agreement (“Termination Agreement”) pursuant to which the Merger Agreement was terminated effective as of June 10, 2022. BAC intends to continue to identify and pursue a business combination with an appropriate target.

As a result of the termination of the Merger Agreement, the Merger Agreement will be of no further force and effect, and certain Transaction Agreements (as defined in the Merger Agreement) entered into in connection with the Merger Agreement, including but not limited to, the Subscription Agreements, will also automatically either be terminated in accordance with their terms or be of no further force and effect.

The foregoing descriptions of the Merger Agreement and the Termination Agreement do not purport to be complete and are qualified in their entirety by the terms and conditions of the full text of the Merger Agreement, which was previously filed as Exhibit 2.1 to the Current Report on Form 8-K with the U.S. Securities and Exchange Commission (the “SEC”) by BAC on November 8, 2022, and the full text of the Termination Agreement, which is attached hereto as Exhibit 10.1, each of which is incorporated by reference herein.

Item 8.01 Other Events.

On June 13, 2022, BAC and Blade issued a joint press release announcing the termination of the Merger Agreement. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated by reference herein. As a result of the termination of the Merger Agreement, BAC intends to withdraw its registration statement on Form S-4, as amended from time to time, initially filed with the SEC on March 15, 2022.

As previously disclosed in BAC’s definitive proxy statement, filed with the Securities and Exchange Commission (the “SEC”) on May 9, 2022, as supplemented by a Prospectus Supplement dated May 23, 2022 relating to the previously announced proposed business combination with Blade (the “Proxy Statement”) delivered to the holders of record of BAC’s ordinary shares at the close of business on March 28, 2022, BAC had previously scheduled an extraordinary general meeting of its shareholders to be held virtually via live webcast on June 3, 2022, which had been postponed until a to-be determined later date (the “Special Meeting”) to approve the Merger Agreement and the connected matters concerning the transactions contemplated thereby.

As required by Cayman Islands law, BAC will convene the Special Meeting on Tuesday, June 14, 2022 at 9:00 A.M. Eastern Time. However, as a result of the termination of the Merger Agreement, at the Special Meeting, BAC intends that none of the proposed resolutions to approve the Merger Agreement and the connected matters concerning the transactions contemplated thereby will be put forward and that the Special Meeting will be adjourned indefinitely. In light of the termination of the Merger Agreement, the proposed business combination with Blade will not be concluded and any ordinary shares submitted for redemption will not be redeemed at this time and will be returned to the respective holder, broker or bank in the manner described in the definitive Proxy Statement.

Special Note Regarding Forward-Looking Statements

Certain statements included in this press release that are not historical facts but rather are forward-looking statements. Forward-looking statements generally are accompanied by words such as “believe,” “may,” “will,” “estimate,” “continue,” “anticipate,” “intend,” “expect,” “should,” “would,” “plan,” “future,” “outlook,” and similar expressions that predict or indicate future events or trends or that are not statements of historical matters, but the absence of these words does not mean that a statement is not forward-looking. These forward-looking statements include, but are not limited to, statements regarding estimates and forecasts of other performance metrics and projections of market opportunity. These statements are based on various assumptions, whether or not identified in this press release, and on the current expectations of BAC’s and Blade’s respective management and are not predictions of actual performance. These forward-looking statements are provided for illustrative purposes only and are not intended to serve as, and must not be relied on by any investor as, a guarantee, an assurance, a prediction or a definitive statement of fact or probability. Actual events and circumstances are difficult or impossible to predict and will differ from assumptions. Many actual events and circumstances are beyond the control of BAC and Blade. Some important factors that could cause actual results to differ materially from those in any forward-looking statements could include changes in domestic and foreign business, market, financial, political and legal conditions. These forward-looking statements are subject to a number of risks and uncertainties, including, BAC’s or Blade’s ability to execute its respective business plans and strategy; the ability to protect and enhance Blade’s respective corporate reputation and brand; the impact from future regulatory, judicial, and legislative changes in Blade’s industry; the timing, costs, conduct, and outcome of clinical trials and future preclinical studies and clinical trials, including the timing of the initiation and availability of data from such trials; the timing and likelihood of regulatory filings and approvals for product candidates; whether regulatory authorities determine that additional trials or data are necessary in order to obtain approval; the potential market size and the size of the patient populations for product candidates, if approved for commercial use, and the market opportunities for product candidates; the ability to locate and acquire complementary products or product candidates and integrate those into Blade’s business; and, the uncertain effects of the COVID-19 pandemic; and those factors set forth in documents of BAC filed, or to be filed, with SEC. The foregoing list of risks is not exhaustive.

If any of these risks materialize or our assumptions prove incorrect, actual results could differ materially from the results implied by these forward-looking statements. There may be additional risks that neither BAC nor Blade presently know or that BAC and Blade currently believe are immaterial that could also cause actual results to differ from those contained in the forward-looking statements. In addition, forward-looking statements reflect BAC’s and Blade’s current expectations, plans and forecasts of future events and views as of the date of this press release. BAC and Blade anticipate that subsequent events and developments will cause BAC’s and Blade’s assessments to change. However, while BAC and Blade may elect to update these forward-looking statements at some point in the future, BAC and Blade specifically disclaim any obligation to do so. These forward-looking statements should not be relied upon as representing BAC’s or Blade’s assessments as of any date subsequent to the date of this press release. Accordingly, undue reliance should not be placed upon the forward-looking statements.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description of Exhibits
10.1	Termination and Release Agreement, dated as of June 10, 2022, by and among Biotech Acquisition Company, Blade Merger Subsidiary, Inc., Blade Therapeutics, Inc., Biotech Sponsor LLC, in the capacity as the Acquiror Representative thereunder, and Jean-Frédéric Viret, in the capacity as the Blade Representative thereunder.
99.1	Press Release, dated June 13, 2022.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: June 13, 2022

BIOTECH ACQUISITION COMPANY

By:	/s/ Michael Shleifer
	Name:	Michael Shleifer
	Title:	Chief Executive Officer

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